UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2015

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”) of Applied DNA Sciences, Inc. (“we,” “us”, "APDN" or the “Company”), filed on September 17, 2015, regarding the Company’s announcement that it had entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Vandalia Research, Inc., a West Virginia corporation (now known as VR Holdings, Inc., “Vandalia”), and Derek A. Gregg, Vandalia’s Chief Executive Officer and a director of Vandalia, providing for the purchase by the Company of substantially all the assets ("Asset Acquisition") of Vandalia as of September 11, 2015. The Asset Purchase Agreement has been previously filed as Exhibit 2.1 to the Original Form 8-K. This Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Vandalia as of December 31, 2014 and 2013 and the related consolidated statements of operations, consolidated statements of changes in stockholders' equity (deficit) and consolidated statements of cash flows of Vandalia for the years ended December 31, 2014 and 2013 and the related notes and the unaudited consolidated balance sheet of Vandalia as of June 30, 2015 and the related consolidated statement of operations and consolidated statement of cash flows of Vandalia for the six months ended June 30, 2015 and 2014 and the related notes are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the Company and Vandalia for the fiscal year ended September 30, 2014, and unaudited pro forma condensed combined balance sheet for the Company and Vandalia as of June 30, 2015 and the unaudited condensed combined statement of operations for the nine months ended June 30, 2015 are being furnished as Exhibit 99.2 to this Current Report on Form 8-K/A. The fiscal year ended September 30, 2014 referenced in such unaudited pro forma statement of operations is the fiscal year of the Company. Because the fiscal year of Vandalia ends on December 31 of each year, such unaudited pro forma statement of operations makes reference to the fiscal year of Vandalia ended December 31, 2014.

(d) Exhibits

2.1*	Asset Purchase Agreement dated September 11, 2015 by and among Applied DNA Sciences, Inc., Vandalia Research, Inc. and Derek A. Gregg.

99.1	Audited Financial Statements of Vandalia Research, Inc. and Subsidiary as of and for the years ended December 31, 2014 and 2013 and Unaudited Financial Statements of Vandalia Research, Inc. and Subsidiary as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.2	Unaudited Pro Forma Consolidated Statement of Operations for Applied DNA Sciences, Inc. and Vandalia Research, Inc. for the fiscal year ended September 30, 2014 and nine months ended June 30, 2015, and unaudited Pro Forma Consolidated Balance Sheet for Applied DNA Sciences, Inc. and Vandalia Research, Inc. as of June 30, 2015. The fiscal year ended September 30, 2014 referenced in such unaudited pro forma statement of operations is the fiscal year of the Company. Because the fiscal year of Vandalia ends on December 31 of each year, such unaudited pro forma statement of operations makes reference to the fiscal year of Vandalia ended December 31, 2014.

* Previously filed

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2016	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

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